                                                                    EXHIBIT 32.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Goody's Family Clothing, Inc. (the "Company") on Form 10-Q for the period ended November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
G. Peek, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ David G. Peek

David G. Peek
Senior Vice President and Chief Accounting Officer
November 19, 2003


                                       24